SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                              September 21, 1996
                     (Date of earliest event reported)

                            Lanxide Corporation
           (Exact name of Registrant as specified in its charter)

       Delaware               0-16293               51-0270253
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                             1300 Marrows Road
                           Newark, Delaware 19714
        (Address of principal executive offices, including zip code)

                                (302) 456-6200
            (Registrant's telephone number, including area code)

       _____________________________________________________________
       (Former name or former address, if changed since last report)


          ITEM 8.

                    On September 21, 1996, the Board of Directors of Lanxide Corporation ("Lanxide") changed its fiscal year end from September 30 to December 31. Lanxide will file a transition report on form 10-Q containing unaudited financial statements as of and for the three months ended December 31, 1995 and 1994 by November 5, 1996.


                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LANXIDE CORPORATION

                                   By:  /s/ Robert J. Ferris
                                        Robert J. Ferris
                                        Secretary, Treasurer and
                                          Vice President-Administration

          Date: September 27, 1996